EXHIBIT 10.2
SECOND AMENDMENT OF
BOSTON SCIENTIFIC CORPORATION
401(k) RETIREMENT SAVINGS PLAN
(2011 Restatement)
This Second Amendment of Boston Scientific Corporation 401(k) Retirement Savings Plan (2011 Restatement) (the "Plan") is adopted by Boston Scientific Corporation (the "Company").
Background
A.The Company established the Plan effective January 1, 1987 and most recently restated it in its entirety effective January 1, 2011.
B.The Plan has been amended by a First Amendment.
C.The Company now wishes to amend the Plan further to correct an operational error related to the loan program.

Amendment
Therefore, the Plan is amended effective January 1, 2010 to add a new Section 10.9 to read as follows:
10.9. Special Loan Provisions. In 2010 only, loans may be repaid by deductions from severance pay that is paid to individuals identified by the Committee in an attachment to the Committee's rules and procedures for implementing this Article.

Boston Scientific Corporation has caused this Second Amendment of Boston Scientific Corporation 401(k) Retirement Savings Plan (2011 Restatement) to be signed by its duly authorized officers this ______ day of _________________, 2012.
BOSTON SCIENTIFIC CORPORATION
BOSTON SCIENTIFIC CORPORATION
By:
Signature

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